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                                                                    EXHIBIT 10.2

                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT


         This Fourth Amendment to Amended and Restated Note and Warrant Purchase Agreement (the "Amendment") is entered into as of the ___ day of September, 2002, by and among RAMSAY YOUTH SERVICES, INC., a Delaware corporation (the "COMPANY"), each of the Subsidiaries of the Company listed on the signature pages hereto, as guarantors (the "SUBSIDIARY GUARANTORS"), SUNTRUST BANKS, INC., a Georgia corporation ("SUNTRUST"), and ING CAPITAL LLC, a Delaware limited liability company ("ING"; SunTrust and ING individually, a "PURCHASER" and, collectively, the "PURCHASERS") and FLEET CAPITAL CORPORATION, or any successor thereto as Agent (the "AGENT") under the Senior Credit Agreement on behalf of and for the benefit of itself and the Senior Lenders.


                              W I T N E S S E T H:

         WHEREAS, Company, the Subsidiary Guarantors (excluding Ramsay Youth Services of Georgia, Inc.) and the Purchasers are parties to that certain Amended and Restated Subordinated Note and Warrant Purchase Agreement, dated as of June 19, 2000, as amended by that certain First Amendment to Amended and Restated Subordinated Note and Warrant Purchase Agreement and First Amendment to Amended and Restated Subordination Agreement, dated as of July 31, 2000, as further amended by that certain Second Amendment to Amended and Restated Subordinated Note and Warrant Purchase Agreement, dated as of April 16, 2001, and as further amended by that certain Third Amendment to Amended and Restated Subordinated Note and Warrant Purchase Agreement and Second Amendment to the Amended and Restated Subordination Agreement, dated as of February 25, 2002 (as amended, restated, modified or otherwise supplemented from time to time, the "PURCHASE AGREEMENT"; capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Purchase Agreement);

         WHEREAS, the Company formed a wholly-owned subsidiary, Ramsay Youth Services of Georgia, Inc., a Delaware corporation ("RYSG"), for the purpose of commencing operations in Georgia, including the execution and delivery of that certain Commercial Lease (the "Macon Lease") dated September __, 2002, between RYSG and Ramsay Hospital Properties, Inc. ("Landlord");

         WHEREAS, the Company will guarantee the obligations of RYSG under the Macon Lease pursuant to the terms of that certain Guarantee, dated the date of the Macon Lease (the "Guarantee");

         WHEREAS, Landlord is affiliated with the Controlling Shareholder;

         WHEREAS, RYSG shall, by execution of this Amendment, join in as a Subsidiary Guarantor under the Purchase Agreement, and shall be bound by the terms and conditions of the Purchase Agreement, including but not limited to, the guaranty obligations of Article 4 of the Purchase Agreement;



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         WHEREAS, Company has requested that the Purchasers make certain amendments to the Purchase Agreement and the Purchasers are willing to do so on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         SECTION 1.

         1.1 ADDITIONAL DEFINITIONS. Article 1 of the Purchase Agreement (Definitions) is hereby amended by adding the following definitions:

         "Guarantee of Macon Lease" shall mean that certain Guarantee, dated September __, 2002, by Ramsay Youth Services, Inc., whereby the Company guarantees the obligations of Ramsay Youth Services of Georgia, Inc. under the Macon Lease.

         "Macon Lease" shall mean that certain Commercial Lease, dated September __, 2002, between Ramsay Hospital Properties, Inc. and Ramsay Youth Services of Georgia, Inc.

         1.2 AMENDMENT TO SCHEDULE 6.1.1 OF THE PURCHASE AGREEMENT. Schedule
6.1.1 of the Purchase Agreement (list of Subsidiaries) is hereby amended and restated in its entirety by substituting the attached Schedule 6.1.1 hereto.

         1.3 AMENDMENT TO SECTION 8.6 OF THE PURCHASE AGREEMENT. Section 8.6
(Debt) of the Purchase Agreement is hereby amended by adding a subsection (j) and amending subsection (i) as follows:

         (i) Debt under the Guarantee of Macon Lease; and

         (j) Debt not included in paragraphs (a) through (i) above which by its terms is unsecured and does not exceed at any time, in the aggregate, the sum of $750,000.

         1.4 AMENDMENT TO SECTION 8.7 OF THE PURCHASE AGREEMENT. Section 8.7 (Lease Obligations) of the Purchase Agreement is hereby amended and restated as follows:

         Section 8.7 LEASE OBLIGATIONS. Create or suffer to exist any obligations for the payment of rent for any property under operating leases or agreements to lease (other than Capital Leases or the Macon Lease) except for rental obligations of the Company and its Subsidiaries, on a consolidated basis, not to exceed $750,000 in any twelve month period.

         1.5 CONSENT TO MACON LEASE. The Purchasers hereby consent to (i) the execution by RYSG of the Macon Lease with Landlord upon terms no less favorable than would be obtained by the Company or its Subsidiaries in a comparable arms' length transaction with a Person other than an Affiliate, and (ii) the consummation of the transactions contemplated in the Macon Lease. Nothing contained in this consent shall obligate the Purchasers to grant any future consent pursuant to Section 8.5 (Transactions with Affiliates) of the Purchase Agreement.




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         1.6 GUARANTY OF OBLIGATIONS. RYSG hereby agrees to be bound by the terms and conditions of the Purchase Agreement, including but not limited to, the guaranty obligations under Article 4 of the Purchase Agreement.

         SECTION 2. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective (the "AMENDMENT EFFECTIVE DATE") when each Purchaser shall have received a duly executed counterpart of this Amendment executed by each party hereto.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF BORROWERS. To induce Lenders to enter into this Amendment, the Company hereby represents and warrants to each Lender as follows:

         3.1 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of the Company or any Subsidiary Guarantor contained in the Purchase Agreement, Subordination Agreement and the other Loan Documents, as amended hereby, is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in SECTION 1 hereof.

         3.2 CORPORATE AUTHORITY; NO CONFLICTS. The execution, delivery and performance of this Amendment (i) is within the Company's and each Subsidiary Guarantor's respective corporate powers, (ii) has been duly authorized by all necessary corporate and shareholder action, (iii) does not require the consent, approval, authorization of, or registration or filing with, any Person under any Material Contract, with any Person under the organizational documents of the Consolidated Companies, or with any governmental authority other than such consents, approvals, authorizations, registrations or filings which have been made or obtained and are in full force and effect, and (iv) will not cause a breach or default under any of the Consolidated Companies Material Contracts or organizational documents of any of the Consolidated Companies except as could not reasonably be expected to have a Material Adverse Effect.

         3.3 ENFORCEABILITY. This Amendment has been duly executed and delivered for the benefit of or on behalf of the Company and constitutes the legal, valid and binding obligation of Company and each of the Subsidiary Guarantors, enforceable against it in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general, and by general principles of equity. or similar laws affecting creditor's rights generally, and after giving effect to this Amendment, all of the representations and warranties set forth in Article 6 of the Purchase Agreement are true and correct in all material respects and no Default or Event of Default has occurred and is continuing as of the date hereof.

         SECTION 4. MISCELLANEOUS.

         4.1 SURVIVAL. Except as expressly provided herein, the Purchase Agreement and the Subordination Agreement shall continue in full force and effect, and the unamended terms and conditions of the Purchase Agreement and the Subordination Agreement are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction.



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         4.2 EFFECT OF AMENDMENT. From and after the date hereof, references to the Purchase Agreement shall be references to the Purchase Agreement as amended hereby.

         4.3 ENTIRE UNDERSTANDING. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to Section 10.4 of the Purchase Agreement.

         4.4 LEGAL EXPENSES. The Company hereby agrees to pay promptly all reasonable fees and expenses of counsel to each Purchaser incurred by such Purchaser in connection with the preparation, negotiation and execution of this Amendment and all related documents.

         4.5 GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

         4.6 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

         4.7 HEADINGS. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

         4.8 CONSENT AND REAFFIRMATION OF SUBSIDIARY GUARANTY. Each undersigned Subsidiary Guarantor, including, but not limited to, RYSG, hereby (i) acknowledges receipt of a copy of the foregoing Amendment, (ii) consents to the Company's execution and delivery thereof, (iii) agrees to be bound thereby and
(iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Company to the Purchasers pursuant to the terms of its Guaranty in favor of the Purchasers (the "GUARANTY") and reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although each Subsidiary Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Subsidiary Guarantor understands that the Purchasers have no obligation to inform any Subsidiary Guarantor of such matters in the future or to seek any Subsidiary Guarantor's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.

                            (SIGNATURE PAGES FOLLOW)



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

COMPANY:

RAMSAY YOUTH SERVICES, INC.


By:
   -------------------------------------------
         Marcio Cabrera
         Executive Vice President

SUBSIDIARY GUARANTORS:

BETHANY PSYCHIATRIC HOSPITAL, INC.
BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL, INC.
H. C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
RAMSAY EDUCATIONAL SERVICES, INC.
RAMSAY LOUISIANA, INC.
RAMSAY MANAGED CARE, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
TRANSITIONAL CARE VENTURES, INC.
TRANSITIONAL CARE VENTURES (TEXAS), INC.


By:
   -------------------------------------------
         Marcio Cabrera
         Vice President


RAMSAY YOUTH SERVICES OF GEORGIA, INC.


By:
   -------------------------------------------
         Marcio Cabrera
         President




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H. C. PARTNERSHIP
By:  H.C. CORPORATION, General Partner
By:  HSA HILL CREST CORPORATION, General Partner


     By:
        -------------------------------------------
                  Marcio Cabrera
                  Vice President


PURCHASERS:

SUNTRUST BANKS, INC.


By:
   -------------------------------------------
Name:
Title:

ING CAPITAL LLC


By:
   -------------------------------------------
Name:
Title:


AGENT:

FLEET CAPITAL CORPORATION


By:
   -------------------------------------------
Name:
Title:



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